Exhibit 10.165

Dollar Thrifty Automotive Group, Inc.

Payment Modification

Post-2004 Elections

Section 1 – Personal Information

Gary L. Paxton

Print Name

Section II – Payment Modification: By Source

Use this section to change the payment elections for In-Service Accounts segregated by Source (i.e. employee deferral, company contribution, performance shares). You may change (i) the date payments begin (ii) the form of payment (lump sum or installments) or (iii) both the date and the form of payment. You may change any payments currently scheduled for 2008 or later.

•	Select the name of the In-Service Account/Source you are changing.
•	Specify the distribution type
•	Specify the new payment date (2008 or later).
•	Specify the new form of payment, lump sum or installments.

I elect to change my In-Service Account segregated by Source payments to the following:

Account/ Source Name	Distribution Type	Distribution Schedule	Distribution Payment Form

Company Contribution 2005	X Upon ___ Upon the earlier of ___ Upon the later of	___ Separation of Service X This date: 1/3/08 (must be a date on or before September 30 of any calendar year)	X Lump Sum ___ Annual Installments over ____ years

Retirement 2005	X Upon ___ Upon the earlier of ___ Upon the later of	___ Separation of Service X This date: 1/3/08 (must be a date on or before September 30 of any calendar year)	X Lump Sum ___ Annual Installments over ____ years

Company Contribution 2006	X Upon ___ Upon the earlier of ___ Upon the later of	___ Separation of Service X This date: 1/3/08 (must be a date on or before September 30 of any calendar year)	X Lump Sum ___ Annual Installments over ____ years

Retirement 2006	X Upon ___ Upon the earlier of ___ Upon the later of	___ Separation of Service X This date: 1/3/08 (must be a date on or before September 30 of any calendar year)	X Lump Sum ___ Annual Installments over ____ years

Dollar Thrifty Automotive Group, Inc.

Payment Modification

Post-2004 Elections

Company Contribution 2007	X Upon ___ Upon the earlier of ___ Upon the later of	___ Separation of Service X This date: 1/3/08 (must be a date on or before September 30 of any calendar year)	X Lump Sum ___ Annual Installments over ____ years

Retirement 2007	X Upon ___ Upon the earlier of ___ Upon the later of	___ Separation of Service X This date: 1/3/08 (must be a date on or before September 30 of any calendar year)	X Lump Sum ___ Annual Installments over ____ years

Performance Share 2005	X Upon ___ Upon the earlier of ___ Upon the later of	X Separation of Service ___ This date:________ (must be a date on or before September 30 of any calendar year)	X Lump Sum ___ Annual Installments over ____ years

Performance Share 2006	X Upon ___ Upon the earlier of ___ Upon the later of	X Separation of Service ___ This date:_________ (must be a date on or before September 30 of any calendar year)	X Lump Sum ___ Annual Installments over ____ years

Performance Share 2007	X Upon ___ Upon the earlier of ___ Upon the later of	X Separation of Service ___ This date:_________ (must be a date on or before September 30 of any calendar year)	X Lump Sum ___ Annual Installments over ____ years

Section III – Change in Control

Use this section to select the payment distribution upon a Change in Control. If this section is left blank, the payment will be made according to the plan document.

Dollar Thrifty Automotive Group, Inc.

Payment Modification

Post-2004 Elections

All Sources listed above	X Upon	X Change in Control	X Lump Sum

Section IV – Acknowledgement & Agreement (Please sign below)

TERMS AND CONDITIONS: This document constitutes an agreement between the participant and the Company as to the time and form of payment of the Accounts specified above. This election will be void and will have no effect unless it is signed and delivered to the Company by December 31, 2007. This election is subject to the terms of the Plan and applicable tax law (including Internal Revenue Code Section 409A, and Treasury Department guidance). The participant has been advised that he or she is responsible for the tax consequences of making this election and that he or she should obtain competent tax and financial planning advice prior to filing this election.

I acknowledge that I have read, understand and agree to the above terms and conditions for modifying my payment elections.

/s/Gary L. Paxton	12/31/07
Signature of Participant	Date

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